Exhibit 99.1

UNITED WHOLESALE MORTGAGE TO BECOME PUBLIC COMPANY

THROUGH BUSINESS COMBINATION WITH GORES HOLDINGS IV, INC.

Transaction value of $16.1 billion makes UWM the

largest special purpose acquisition company transaction to date

•	Strengthens UWM’s position as the #1 wholesale mortgage lender and the #2 mortgage lender in the U.S.

•	Transaction proceeds will enable UWM to accelerate implementation of its business plan focused on providing superior service to its broker-clients and capitalizing on growth opportunities

•	Transaction includes $425 million of cash from Gores Holdings IV and a $500 million private placement, anchored by top tier institutional investors

•	CEO Mat Ishbia and current UWM management will continue to lead the combined company post-closing

•	Following consummation of the transaction, stock incentives will be offered to all UWM team members

PONTIAC, MI AND LOS ANGELES, CA (September 23, 2020) – United Wholesale Mortgage (“UWM” or the “Company”), the #1 wholesale mortgage lender in the U.S., and Gores Holdings IV, Inc. (“Gores Holdings IV”) (NASDAQ CM: GHIV, GHIVU, and GHIVW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC (“The Gores Group” or “Gores”), announced today that they have entered into a definitive agreement with respect to a business combination. Upon completion of the proposed transaction, the combined company will operate under the UWM name and the Class A common stock will be listed on NASDAQ under the new ticker symbol “UWMC.” The transaction values UWM at approximately $16.1 billion, or 9.5x the Company’s estimated 2021 Adjusted Net Income of approximately $1.7 billion.

Founded in 1986 and based in Pontiac, Michigan, UWM is the largest wholesale mortgage originator in the United States with nearly 7,000 dedicated team members. UWM’s differentiated business model focuses exclusively on providing wholesale mortgage clients superior service through proprietary technology that enables them to process mortgage applications at faster speeds and provide lower rates than competitors.

Mat Ishbia, President and Chief Executive Officer of UWM, said, “Becoming a public company will enable us to advance our strategy and capitalize on new opportunities to expand our already established leadership in the mortgage industry under our unique family culture, which has been the cornerstone of our Company’s success for the last 34 years. To that end, we look forward to granting our team members equity in the Company that they have helped build and enabling them to participate in our future success. We believe that being a public company will also allow us to help our mortgage broker clients continue to build and grow their businesses, generating value for all of our stakeholders. Working with the Gores team has been a great benefit in helping to make this transaction possible.”

Alec Gores, Chairman and Chief Executive Officer of The Gores Group, stated, “We are pleased to partner with UWM in this milestone transaction. Mat and his team have built an impressive organization that is the market leader in wholesale lending and has a strong focus on culture and delivering quality service and offerings for its customers. As a public company, UWM will be well positioned given its significant competitive advantages and we look forward to working together to accelerate the next phase of growth and to drive value for all of our stakeholders.”

Mark Stone, Chief Executive Officer of Gores Holdings IV, added, “After evaluating a number of potential partners for Gores Holdings IV, this transaction clearly stood out as a superior option for our stockholders. The public company currency of a newly listed business will enable the Company to continue to benefit from the ongoing tailwinds in the mortgage industry and capitalize on growth opportunities in a massive addressable market. We are excited to participate in UWM’s continued value creation through a meaningful remaining equity stake in the business.”

Gores Holdings IV, Inc. is a publicly listed, $425 million special purpose acquisition company and is the fifth vehicle sponsored by an affiliate of The Gores Group, a global investment firm founded by Alec Gores. Gores’ strategy is to identify and complete business combinations with differentiated, market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and will be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years.

Key Transaction Terms

The combined company will have an equity value of approximately $16.1 billion at closing, making it the largest business combination for a special purpose acquisition company to date. Along with approximately $425 million in cash held in Gores Holdings IV’s trust account, additional investors have committed to participate in the proposed business combination via a $500 million private placement, led by Alec Gores, Chairman and CEO of The Gores Group, and including large institutional investors.

Upon completion of the transaction, including the private placement, the current owners of UWM will retain approximately 94% ownership of the combined company. The existing management team, led by long-standing President and CEO Mat Ishbia, will continue to lead the business.

The proposed transaction will be effected pursuant to the Business Combination Agreement (the “Business Combination Agreement”), entered into by and among Gores Holdings IV, United Wholesale Mortgage and the other parties thereto. Concurrently with the consummation of the proposed business combination, additional investors will purchase shares of common stock of Gores Holdings IV in a private placement. After giving effect to any redemptions by the public stockholders of Gores Holdings IV, the balance of the approximately $425 million in cash held in Gores Holdings IV’s trust account, together with the $500 million in private placement proceeds, will be used to pay cash consideration to the newly formed holding company that will own 100% of the Company, as well as to pay transaction expenses.

The proposed business combination has been unanimously approved by the boards of directors of both Gores Holdings IV and the Company, and is expected to close in the fourth quarter of 2020, subject to customary closing conditions, including the receipt of regulatory approvals, and approval of the stockholders of Gores Holdings IV. Upon closing of the proposed business combination, the name of Gores Holdings IV will be changed to UWM Corporation.

Advisors

Deutsche Bank Securities and Morgan Stanley & Co. LLC acted as lead financial advisors, lead capital market advisors and exclusive private placement agents to Gores Holdings IV, while Moelis & Company LLC acted as financial advisor. Weil, Gotshal & Manges LLP acted as legal advisor to Gores Holdings IV.

Goldman Sachs & Co. LLC acted as financial advisor to UWM. Greenberg Traurig, LLP acted as legal advisor to UWM.

Investor Conference Call Information

Management of UWM and Gores Holdings IV will host an investor conference call on September 23, 2020 at 10 a.m. EDT/7 a.m. PDT to discuss the proposed transaction. The call can be accessed by dialing (888) 820-4544 (domestic toll-free number) or (470) 279-3876 (international) and providing the conference ID: asset57.

About United Wholesale Mortgage

Headquartered in Pontiac, Michigan, United Wholesale Mortgage (UWM) is the #1 wholesale lender in the nation five years in a row, providing state-of-the-art technology and unrivaled client service, from the industry’s leading account executives. UWM is known for its highly efficient, accurate and expeditious lending support, UWM underwrites and provides closing documentation for residential mortgage loans originated by independent mortgage brokers, correspondents, small banks and local credit unions. UWM’s exceptional teamwork and laser-like focus on delivering innovative mortgage solutions are driving the company’s ongoing growth and its leadership position as the foremost advocate for mortgage brokers. For more information, visit www.uwm.com.

About Gores Holdings IV, Inc.

Gores Holdings IV is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings IV completed its initial public offering in January 2020, raising approximately $425 million in cash proceeds. Prior business combinations for special purpose acquisition companies sponsored by affiliates of The Gores Group include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.) and recently announced Luminar (Gores Metropoulos, Inc.).

About The Gores Group, LLC

Founded in 1987 by Alec Gores, The Gores Group is a global investment firm focused on partnering with differentiated businesses that can benefit from the firm’s extensive industry knowledge and decades long experience. Gores Holdings IV and The Gores Group are separate entities with separate management, although there is overlap in size and industry of target acquisition and personnel involved. For more information, please visit www.gores.com.

Additional Information about the Business Combination and Where to Find It

Gores Holdings IV intends to file with the SEC a preliminary proxy statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters (the “Special Meeting”). Gores Holdings IV stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, as well as any amendments or supplements thereto, and the definitive proxy statement in connection with Gores Holdings IV’s solicitation of proxies for the Special Meeting because they will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to Gores Holdings IV stockholders as of a record date to be established for voting on the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Gores Holdings IV stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

Participants in Solicitation

Gores Holdings IV and its directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings IV stockholders in connection with the proposed business combination. Gores Holdings IV stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings IV in Gores Holdings IV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings IV stockholders in connection with the proposed business combination contemplated by the Business Combination Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Gores Holdings IV intends to file with the SEC.

Forward Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings IV’s or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings IV’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Holdings IV’s or UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the business combination contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Gores Holdings IV or other conditions to closing in the Business Combination Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the business combination contemplated by the Business Combination Agreement; (d) the inability to complete the private placement; (e) the risk that the proposed business combination disrupt current plans and operations of UWM or its subsidiaries as a result of the announcement and consummation of the business combination described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations; (i) the possibility that UWM may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties indicated from time to time in the proxy statement to be filed by Gores Holdings IV in connection with Gores Holdings IV’s solicitation of proxies for the Special Meeting, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Holdings IV. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither Gores Holdings IV nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings IV’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

Adjusted Net Income is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP).

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

For investor inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

Managing Director

The Gores Group

310-209-3010

jchou@gores.com

OR

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding UWM, please contact:

Nicole Yelland

Public Relations Strategist

United Wholesale Mortgage

800-981-8898 ext. 4815

nyelland@uwm.com

Alex Elezaj

Chief Strategy Officer

United Wholesale Mortgage

248-833-4994

aelezaj@uwm.com

OR

Dawn Dover/Lindsay Gross/Daniel Yunger

Kekst CNC

Kekst-UWM@kekstcnc.com

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